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                                                                   EXHIBIT 10.26

                                    EBAY INC.

                     2001 EQUITY INCENTIVE PLAN, AS AMENDED

                             STOCK OPTION AGREEMENT

            This Stock Option Agreement (this "AGREEMENT") is made and entered into as of the date of grant set forth in the attached Notice of Grant of Stock Option (the "NOTICE") by and between eBay Inc., a Delaware corporation (the "COMPANY"), and the Optionholder named in the Notice ("OPTIONHOLDER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2001 Equity Incentive Plan, as amended (the "PLAN").

            1. EXPIRATION. This Option shall expire on the Expiration Date set forth on the Notice and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 2 hereof.

            2. VESTING; TERMINATION OF CONTINUOUS SERVICE. This Option shall vest in accordance with the schedule set forth in the Grant Notice and shall be exercisable only as it vests. This Option shall cease to vest upon the date of termination of Optionholder's Continuous Service (or upon the date of notice of termination, if termination of Continuous Service is for Cause, or would have been for Cause but for Optionholder's earlier delivery of notice of termination of Continuous Service) ("TERMINATION DATE"), and may be exercised after Optionholder's Termination of Continuous Service only as set forth below. "CAUSE" shall mean the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or an Affiliate.

                  2.1 Termination of Continuous Service for Any Reason Except Death, Disability or Cause . If Optionholder is terminated from Continuous Service for any reason except Optionholder's death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in the Grant Notice on the termination of Continuous Service, may be exercised by Optionholder no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                  2.2 Termination of your Continuous Service Because of Death or Disability. If Optionholder is terminated from Continuous Service because of death or Disability of Optionholder (or the Optionholder dies within three (3) months after termination from Continuous Service other than for Cause or because of Disability), then this Option, to the extent that it is vested in accordance with the schedule set forth in the Grant Notice on the Termination Date, may be exercised by Optionholder (or Optionholder's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

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                  2.3 Termination of your Continuous Service for Cause. If
Optionholder is terminated from Continuous Service for Cause, this Option will expire on the Optionholder's Termination Date.

                  2.4 No Obligation to Employ. Nothing in the Plan, the Grant Notice or this Stock Option Agreement shall confer on Optionholder any right to continue in the employ of, or other relationship with, the Company or any Affiliate of the Company, or limit in any way the right of the Company or any Affiliate of the Company to terminate Optionholder from Continuous Service at any time, with or without Cause.

            3. MANNER OF EXERCISE.

                  3.1 Stock Option Exercise Agreement. To exercise this Option, Optionholder (or in the case of exercise after Optionholder's death, Optionholder's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Optionholder's election to exercise this Option, the number of shares of Common Stock of the Company ("SHARES") being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionholder's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionholder exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

                  3.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

                  3.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

      (a)   by cancellation of indebtedness of the Company to the Optionholder;

      (b)   by surrender of shares of the Company's Common Stock that either:
            (1) have been owned by Optionholder for more than six (6) months and have been paid for within the meaning of Securities and Exchange Commission Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionholder in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

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      (c)   by waiver of compensation due or accrued to Optionholder for services previously rendered;

      (d) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionholder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Optionholder irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionholder and an NASD Dealer whereby Optionholder irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; provided, however, that any exercise by an Officer or Director in accordance with this Section 3.3(d) shall meet the requirements of applicable law, including, but not limited to,
            Section 402 of the Sarbanes-Oxley Act of 2002; or

      (e)   by any combination of the foregoing.

                  3.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Optionholder must pay or provide for any applicable federal or state withholding obligations of the Company. If the Board of Directors permits, Optionholder may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionholder by deducting the Shares retained from the Shares issuable upon exercise.

            4. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. To the extent this Option is an Incentive Stock Option ("ISO"), if Optionholder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionholder upon exercise of this Option, then Optionholder shall immediately notify the Company in writing of such disposition.

            5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionholder with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionholder understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

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            6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionholder only by Optionholder. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionholder.

            7. PRIVILEGES OF STOCK OWNERSHIP. Optionholder shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionholder.

            8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionholder or the Company to the Board of Directors for review. The resolution of such a dispute by the Board of Directors shall be final and binding on the Company and Optionholder.

            9. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Notice, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

            10. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionholder shall be in writing and addressed to Optionholder at the address indicated on the corporate records of the Company or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

            11. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionholder and Optionholder's heirs, executors, administrators, legal representatives, successors and assigns.

            12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to that body of law pertaining to choice of law or conflict of law.

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                                    EXHIBIT A

                                    EBAY INC.

                         STOCK OPTION EXERCISE AGREEMENT

I, ______________________, (the "Optionholder") hereby elect to purchase the number of shares of Common Stock of eBay Inc. (the "Company") as indicated below:

NAME:________________________________________    NUMBER OF SHARES:________________________________
SOCIAL SECURITY NUMBER:______________________    PRICE PER SHARE:_________________________________
ADDRESS:_____________________________________    TOTAL OPTION PRICE:______________________________
        _____________________________________    DATE OF GRANT:___________________________________
        _____________________________________    TYPE OF GRANT:  [ ] ISO [ ] NQ  (check one)

NAME ON CERTIFICATE:______________________________________________________________________________

DELIVERY OF SHARES:  [ ] Certificate to the address indicated above; or (check one)
                     [ ] Via electronic delivery (DTC) to my brokerage account numbered:__________

1. Delivery of Purchase Price and Taxes, if exercising a non-qualified stock option. The Optionholder hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $_____________________, receipt of which is acknowledged by the Company;

[ ] in stock _____________ (certificate number(s)) and ___________ (share amount(s)) fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionholder for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionholder in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $______________ per share;

[ ] by wire through a "same-day-sale" commitment, delivered herewith, from Optionholder and the NASD Dealer named therein, in the amount of $________________________________.

2. TAX CONSEQUENCES. OPTIONHOLDER UNDERSTANDS THAT OPTIONHOLDER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONHOLDER'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONHOLDER REPRESENTS THAT OPTIONHOLDER HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONHOLDER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE AND/OR DISPOSITION OF THE SHARES AND THAT OPTIONHOLDER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

3. Entire Agreement. The Plan, Option Agreement and Notice of Grant of Stock Option (the "Notice") are incorporated herein by reference. This Exercise Agreement, the Plan, the Option Agreement and the Notice constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and the Optionholder with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date: _____________________________          __________________________________
                                             Signature of Optionholder